UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 12, 2008 (August 7, 2008)

STREAM GLOBAL SERVICES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33739	26-0420454
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

125 High Street, 30th Floor, Boston, Massachusetts	02110
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 517-3252

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Indemnification Agreements

On August 7, 2008, Stream Global Services, Inc. (the “Company”), approved a form of indemnification agreement to be entered into by the Company with its directors and officers. The terms of the form of indemnification agreement are more fully described under “Item 5.02 – Indemnification Agreements.”

Item 3.02. Unregistered Sales of Equity Securities.

On August 7, 2008, pursuant to the terms of the Preferred Stock Purchase Agreement, dated June 2, 2008, as amended, by and between the Company and Ares Corporate Opportunities Fund II, L.P., a Delaware limited liability partnership (“Ares”), the Company issued to Ares 150,000 shares of Series A Convertible Preferred Stock of the Company, $0.001 par value per share (the “Series A Preferred Shares”), for an aggregate purchase price of $150,000,000. The Series A Preferred Shares are convertible at the option of Ares into shares of the common stock of the Company at an initial conversion price of $6.00 per share, subject to adjustment for stock dividends, subdivisions, reclassifications combinations or similar type events. Conversion of the Series A Preferred Shares is more fully described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission (the “SEC”) on July 3, 2008 (the “Proxy Statement”) in the section entitled “Description of Series A Preferred Stock – Conversion” on page 110 and in the Company’s supplement to the Proxy Statement filed with the SEC on July 18, 2008, each of which is incorporated herein by reference.

The Company issued the Series A Preferred Shares to Ares in reliance on the exemption from the registration provisions of the Securities Act of 1933, as amended, set forth in Section 4(2) promulgated thereunder, with respect to sales by an issuer not involving any public offering. Ares has represented to the Company in the Preferred Stock Purchase Agreement that it is acquiring the Series A Preferred Shares for investment, that it can bear the risks of the investment and that it has received from the Company and the Company’s management all of the information that it considers appropriate to evaluate whether to purchase the Series A Preferred Shares.

Item 5.01. Changes in Control of Registrant.

On August 7, 2008, pursuant to the terms of the Preferred Stock Purchase Agreement described above in Item 3.02 of this Current Report on Form 8-K, Ares acquired from the Company 150,000 shares of Series A Preferred Shares, which represents 45.6% of the Company’s outstanding capital stock, on an as-converted basis, after giving effect to the exercise by holders who elected to convert 9,242,954 shares into a pro rata portion of the Company’s trust account in connection with the Company’s merger with Stream Holdings Corporation on July 31, 2008 but without giving effect to the 38,750,000 shares of common stock issuable upon exercise of outstanding warrants, of which warrants of 7.5 million are held by Ares. Such percentage also gives no effect to the Company’s announced self tender offer for to 20,757,046 shares of its common stock. In consideration for the Series A Preferred Shares, Ares paid the Company an aggregate of $150,000,000.

Also on August 7, 2008, pursuant to the terms of the Preferred Stock Purchase Agreement, upon consummation of the private placement, David Kaplan, Jeffrey Schwartz and Nate Walton were elected to the Company’s board of directors.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Election of Directors and Officers

In connection with the consummation of the private placement described in Item 5.01 of this Current Report on Form 8-K, on August 7, 2008, David Kaplan, Jeffrey Schwartz and Nate Walton were elected to the Company’s board of directors. Also on August 7, 2008, Thomas Andrus was appointed acting chief financial officer of the Company. Descriptions of the biographies for each of these individuals are contained in the Proxy Statement in the sections entitled “Directors and Executive Officers of GBPO Following the Merger and the Private

Placement” and “Directors and Executive Officers of Stream For Fiscal Year 2007” beginning on pages 168 and 153, respectively, which information is incorporated herein by reference.

Compensation Committee

On August 7, 2008, the Company’s board of directors established a compensation committee comprised of Kevin O’Leary, as chairman, G. Drew Conway and David Kaplan.

Indemnification Agreements

On August 7, 2008, the Company entered into indemnification agreements with its directors and officers (the “Indemnification Agreements”). The Indemnification Agreements require the Company, among other things, to indemnify its directors and executive officers for some expenses, including attorneys’ fees, judgments, fines and settlement amounts, incurred by a director or executive officer in any action or proceeding arising out of his or her service as one of the Company’s directors or executive officers, or any of its subsidiaries or any other company or enterprise to which the person provides services at the Company’s request. The foregoing description is qualified in its entirety by reference to the form of such Indemnification Agreements, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.1 and incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Certificate of Designations

On August 7, 2008, the Company filed a Certificate of Designations with the Secretary of State of the State of Delaware setting forth the rights, preferences and privileges of the Series A Convertible Preferred Stock, which are described in the section of the Proxy Statement entitled “The Stock Issuance Proposal—Description of Series A Preferred Stock” beginning on page 108 and which description is qualified in its entirety by the complete text of the Certificate of Designations, a copy of which is attached to this Current Report on Form 8-K as Exhibit 3.1 and is incorporated herein by reference.

Amended and Restated By-laws

On August 7, 2008, the Company approved an amendment and restatement to its Amended and Restated By-laws (the “By-laws”). The By-laws were amended to, among other things, (i) permit stockholder written action in lieu of a meeting, (ii) remove provisions relating to a staggered board of directors and (iii) change the provision relating to the removal of directors to allow for the removal of a director with or without cause by the vote of the holders of a majority of the shares entitled to vote in any annual election of directors.

The foregoing summary of the By-laws is qualified in their entirety by the complete text of Second Amended and Restated By-laws of the Company, a copy of which is attached to this Current Report on Form 8-K as Exhibit 3.2 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

See Exhibit Index attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STREAM GLOBAL SERVICES, INC.

Date: August 12, 2008	By:	/s/ R. Scott Murray
	Name: Title:	R. Scott Murray President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

3.1	Certificate of Designations of Series A Convertible Preferred Stock filed with the Secretary of State of the State of Delaware on August 7, 2008

3.2	Second Amended and Restated By-laws of the Company

10.1	Form of Indemnification Agreement entered into between the Company and its directors and officers